Nationwide Life Insurance Company:
• Nationwide Variable Account – 4
• Nationwide VLI Separate Account – 6

Prospectus supplement dated March 26, 2009 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.  The Board of Trustees for the Nationwide Variable Insurance Trust has approved a reorganization pursuant to which the assets of the Nationwide Variable Insurance Trust: NVIT Mid Cap Growth Fund: Class III will be acquired by the Nationwide Variable Insurance Trust: NVIT Mid Cap Growth Fund: Class I, effective April 24, 2009. As a result of this reorganization, effective April 24, 2009, the Nationwide Variable Insurance Trust: NVIT Mid Cap Growth Fund: Class III will no longer be available as an investment option in your contract and all references in your prospectus to Nationwide Variable Insurance Trust: NVIT Mid Cap Growth Fund: Class III will mean Nationwide Variable Insurance Trust: NVIT Mid Cap Growth Fund: Class I.

Effective April 24, 2009, the following underlying mutual fund will be available in your contract:

Nationwide Variable Insurance Trust: NVIT Mid Cap Growth Fund: Class I

Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc.; American Century
Investments, Inc.
Investement Objective:	Seeks long-term capital growth.

2.  Effective April 24, 2009, the Nationwide Variable Insurance Trust: NVIT Mid Cap Growth Fund: Class I is no longer available to receive transfers or new purchase payments.